FOURTH AMENDMENT
TO
CREDIT AGREEMENT
     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of June 15, 2006. The parties hereto are DOCUCORP INTERNATIONAL, INC., a Delaware corporation (“Borrower”), and COMERICA BANK, successor-by-merger with Comerica Bank-Texas (“Bank”).
RECITALS:
     A      Upon and subject to the terms of that certain Credit Agreement dated effective as of January 31, 2002, by and between Borrower and Bank (as amended or supplemented, the “Credit Agreement”), Bank has heretofore provided Borrower certain credit facilities.
     B      Bank and Borrower desire to enter into this Amendment to provide for certain modifications to the Credit Agreement as more particularly set forth herein.
AGREEMENTS:
     In consideration of the premises and the mutual agreements herein set forth, Borrower and Bank hereby agree as follows:
Article I
Amendments to Credit Agreement
     Section 1.01. Defined Terms.
     (a) Section 1.1 of the Credit Agreement is hereby amended to amend and restate in their entirety the following definitions to read as follows:
“‘Fixed Charge Coverage Ratio’ shall mean, in respect of a Person and for any period of determination, the ratio of (a) EBITDA less income taxes (and other taxes of such Person determined by reference to the income or profits of such Person), to (b) Current Maturities of Long Term Indebtedness plus interest expense (determined in accordance with GAAP).”

“‘Long Term Indebtedness’ shall mean, in respect of a Person and as of any applicable date of determination thereof, all Debt (including the aggregate outstanding principal balance of all Revolving Loans) which should be classified as “funded indebtedness” or “long term indebtedness” on a balance sheet of such Person as of such date in accordance with GAAP.”

“‘Permitted Acquisition Consideration Limit’ shall mean the aggregate amount of $30,000,000; provided that the cash portion of such amount shall not exceed $15,000,000. “
[Fourth Amendment to Credit Agreement]

“‘Permitted Acquisitions’ shall mean, collectively, any purchases or acquisitions of all or substantially all of the assets or business interests of any Person or shares of stock or other ownership interests of any Person and “Permitted Acquisitions” shall mean any of them; provided, however in order for any acquisition or purchase to be deemed a Permitted Acquisition hereunder, Borrower must submit to Bank, prior to Borrower consummating such proposed transaction, (i) pro forma Financial Statements of Borrower, consolidated, as applicable, including a balance sheet, income statement and statement of cash flows for the projected two (2) year period from the date the proposed acquisition is to be consummated, demonstrating compliance during the projected period with the Financial Covenants set forth in Section 4.4, and (ii) an updated Compliance Certificate demonstrating that the Borrower is currently in compliance with the Financial Covenants set forth in Section 4.4 and, in addition, certifying that such acquisition or purchase does not deviate from Borrower’s acquisition goals and strategic objectives as described to Bank in connection with the Fourth Amendment or as otherwise disclosed to, and approved by, Bank. Furthermore, (i) prior to and after giving effect to any such purchase or acquisition no Default or Event of Default shall have occurred and be continuing, (ii) all representations and warranties shall be true and correct as if restated immediately following the consummation of such purchase or acquisition, and (iii) in no event may the Total Consideration for all Permitted Acquisitions consummated after June 15, 2006 exceed the Permitted Acquisition Consideration Limit.”

“‘Revolving Credit Maturity Date’ shall mean November 1, 2009 or such earlier date on which the entire unpaid principal amount of all Revolving Loans becomes due and payable whether by the lapse of time, demand for payment, acceleration or otherwise; provided, however, if any such date is not a Business Day, then the Revolving Credit Maturity Date shall be the next succeeding Business Day.”

“‘Revolving Credit Maximum Amount’ shall mean Twenty Million and No/100 Dollars ($20,000,000).”

“‘Revolving Credit Note’ shall mean the Revolving Credit Note dated effective as of June 15, 2006 in the maximum original principal amount of $20,000,000 made by Borrower payable to the order of Bank, as the same may be renewed, extended, modified, increased or restated from time to time.”
     (b) Section 1.1 of the Credit Agreement is hereby amended to add the definitions thereto (in alphabetical order) to read as follows:
“‘Fourth Amendment’ shall mean that certain Fourth Amendment to Credit Agreement dated as of June 15, 2006, by and between Borrower and Bank.”

“‘Total Consideration’ shall mean any and all consideration given by Borrower, or a Subsidiary of Borrower, in order to consummate a Permitted Acquisition, including without limitation cash, Seller Note Debt, equity of Borrower, and Permitted Acquisition Debt.”
[Fourth Amendment to Credit Agreement]

     Section 1.02. Financial Covenants.
     (a) Section 4.4(a) Current Ratio of the Credit Agreement is hereby deleted in its entirety and reserved for future use.
     (b) Section 4.4(b) Consecutive Fiscal Quarter Losses of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“b. Consecutive Fiscal Quarter Losses. At no time have three (3) or more consecutive fiscal quarters with Net Losses in excess of $0.00 in the aggregate.”
     (c) Section 4.4(d) Debt-to-EBITDA Ratio of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“d. Debt-to-EBITDA Ratio. Maintain a ratio of Debt to EBITDA at all times of not more than 4.00 to 1.00. The Debt-to-EBITDA Ratio shall be calculated as of the end of each of Borrower’s fiscal quarters, shall be based upon the four (4) immediately preceding fiscal quarters of Borrower then ending, and shall be computed by deducting the amount of cash on Borrower’s balance sheet as of the end of such fiscal quarter from Debt.”
     Section 1.03. Debt. Clause (iv) of Section 5.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(iv) purchase money indebtedness incurred for the purpose of purchasing or acquiring fixed assets, so long as the amount of such purchase money indebtedness (including capital leases, but excluding the Xerox Leases) incurred by Borrower and its Subsidiaries does not exceed Three Million and No/100 dollars ($3,000,000), in the aggregate, for any fiscal year of Borrower;”.
     Section 1.04. Stock Repurchases. Section 5.1 of the Credit Agreement is hereby amended to replace “$3,000,000” with “$5,000,000”.
Article II
Guarantor’s Consent
     Section 2.01. Guarantors Consent. EZPower Systems, Inc., a Delaware corporation, FormMaker Software, Inc., a Georgia corporation, Maitland Software, Inc., a Maine corporation, Image Sciences, Inc., a Texas corporation, Newbridge Information Services, Inc., a Texas corporation, and Matrix Digital Technologies, Inc. (formerly Newbridge Acquisition, Inc.), a Texas corporation, (collectively, the “Guarantors”) hereby join in this Amendment to evidence Guarantors’ consent to the execution of this Amendment, to confirm that the Guaranty dated January 31, 2002 (or dated June 15, 2006 with respect to Newbridge Information Services, Inc. and Matrix Digital Technologies, Inc.), executed by the Guarantors (collectively, the “Guaranty”) applies and shall continue to apply to all obligations of Borrower under the Loan Documents as amended by this Amendment and to acknowledge that without such consent and confirmation, Bank would not execute this Amendment. Notwithstanding any payment or
[Fourth Amendment to Credit Agreement]

payments made by Guarantors under the Guaranty or any set-off or application of Guarantors’ funds by Bank, Guarantors shall never be subrogated in any of Bank’s rights against Borrower or any Collateral as defined in any security agreement executed by Borrower for the benefit of Bank, or offset rights held by Bank for payment of the Indebtedness of Borrower to Bank, nor shall Guarantors have any right of indemnity, reimbursement or contribution against Borrower for Guarantors’ payment of any part of the Indebtedness of Borrower to Bank until complete performance of all of the obligations of Borrower and other applicable parties under the Loan Documents and final termination of Bank’s obligation—if any—to make any further advances under the Note or provide any other financial accommodations to Borrower or any other applicable party under the Loan Documents. Guarantors agree that he shall never be entitled to be subrogated to any of Bank’s rights against Borrower or any Collateral or offset rights held by Bank for payment of the Indebtedness of Borrower to Bank until complete performance of all of the obligations of Borrower and other applicable parties under the Loan Documents and final termination of Bank’s obligation—if any—to make any further advances under the Note or provide any other financial accommodations to Borrower or any other applicable party under the Loan Documents. The provisions of this paragraph shall control over any inconsistent provision set forth in the Guaranty.
Article III
Conditions Precedent
     Section 3.01. Conditions Precedent. The effectiveness of this Amendment and the agreement by the Bank to modify the Credit Agreement as herein provided are subject to satisfaction of the following conditions precedent, unless waived in writing by the Bank:
     (a) The representations and warranties contained herein or in any Loan Documents shall be true and correct in all material respects as of the date hereof and thereof, as if made on the date hereof.
     (b) No Event of Default shall have occurred and be continuing and no Default shall exist, unless such Event of Default or Default has been specifically waived in writing by Bank.
     (c) Borrower shall have delivered, or cause to be delivered to Bank a Secretary’s Certificate from the secretary or assistant secretary of Borrower certifying and attaching appropriate corporate resolutions regarding the transactions contemplated hereby and statements of incumbency.
     (d) Borrower shall have delivered, or cause to be delivered to Bank a Secretary’s Certificate from the secretary or assistant secretary of Newbridge Information Services, Inc. certifying and attaching appropriate corporate resolutions regarding the transactions contemplated hereby and statements of incumbency.
     (e) Borrower shall have delivered, or cause to be delivered to Bank a Secretary’s Certificate from the secretary or assistant secretary of Matrix Digital Technologies, Inc. certifying and attaching appropriate corporate resolutions regarding the transactions contemplated hereby and statements of incumbency.
[Fourth Amendment to Credit Agreement]

     (f) Borrower shall have delivered, or cause to be delivered to Bank a counterpart of this Amendment dated as of even date herewith, executed by Borrower.
     (g) Borrower shall have delivered, or cause to be delivered to Bank such other documents relating to the transactions contemplated under this Amendment as Bank may reasonably request.
Article IV
Defined Terms
     Section 4.01. Defined Terms. Each capitalized term not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.
Article V
Ratification, Representations and Warranties
     Section 5.01. Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and any other Loan Document, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Bank agree that the Credit Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. The Liens are hereby ratified and confirmed as continuing to secure payment of the Notes. Nothing herein shall in any manner diminish, impair or extinguish the Notes, any of the Indebtedness evidenced thereby, any of the other Loan Documents or the Liens.
     Section 5.02. Representations and Warranties. Borrower hereby represents and warrants to Bank that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate any organizational document of Borrower, (ii) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date and (iii) Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.
Article VI
Miscellaneous
     Section 6.01. Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall Survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Bank or any closing shall affect the representations and warranties or the right of Bank to rely upon them.
[Fourth Amendment to Credit Agreement]

     Section 6.02. Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby.
     Section 6.03. Expenses of Bank. As provided in the Credit Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Bank in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Bank’s legal counsel, and all reasonable costs and expenses incurred by Bank in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Document, including, without limitation, the reasonable costs and fees of Bank’s legal counsel.
     Section 6.04. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
     Section 6.05. APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.
     Section 6.06. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Bank and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Bank.
     Section 6.07. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.
     Section 6.08. Effect of Waiver. No consent or waiver, express or implied, by Bank to or for any breach of or deviation from any covenant or condition of the Credit Agreement shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.
     Section 6.09. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     Section 6.10. RELEASE. BORROWER AND GUARANTORS HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE BANK, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES,
[Fourth Amendment to Credit Agreement]

COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE (BUT NOT AFTER) THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER AND/OR GUARANTORS MAY NOW OR HEREAFTER HAVE AGAINST BANK, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “ADVANCES”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT, OR THE OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.
NOTICE PURSUANT TO TEX. BUS. & COMM. CODE §26.02
THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF, INCLUDING THE GUARANTY, TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[Signature Page to Follow]
[Fourth Amendment to Credit Agreement]

     EXECUTED to be effective as of the date first set forth above.

BORROWER:

DocuCorp International, Inc.

By:

J. Robert Gary Senior Vice President of Finance and Administration

BANK:

Comerica Bank

By:

Jeffrey D. Bundy Vice President
[Fourth Amendment to Credit Agreement]

CONSENT AND AGREEMENT
     Each of the undersigned Guarantors hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Guaranty dated January 31, 2002 (or dated June 15, 2006 with respect to Newbridge Information Services, Inc. and Matrix Digital Technologies, Inc.) (collectively, the “Guaranty”), made by them for the benefit of Bank pursuant to the Credit Agreement, (iii) ratifies and confirms all other Loan Documents made by them for the benefit of Bank, (iv) agrees that all of their respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (v) agrees that such Guaranty and such other Loan Documents shall remain in full force and effect.

GUARANTORS:

EZPower Systems, Inc.

By:

J. Robert Gary Senior Vice President of Finance and Administration

FormMaker Software, Inc.

By:

J. Robert Gary Senior Vice President of Finance and Administration

Maitland Software, Inc.

By:

J. Robert Gary Senior Vice President of Finance and Administration
[Fourth Amendment to Credit Agreement]

Image Sciences, Inc.

By:

J. Robert Gary Senior Vice President of Finance and Administration

Newbridge Information Services, Inc.

By:

J. Robert Gary Senior Vice President of Finance and Administration

Matrix Digital Technologies, Inc.

By:

J. Robert Gary Senior Vice President of Finance and Administration
[Fourth Amendment to Credit Agreement]